Long-Term Incentive Awards - Weighted-average Assumptions Used in Valuation of Market-based Performance Awards Requiring Cash Settlement Using Monte Carlo Simulation (Details) (2004 Amended and Restated Long-Term Incentive Plan, Performance Retention Awards, USD $)
3 Months Ended
Mar. 31, 2013
2004 Amended and Restated Long-Term Incentive Plan | Performance Retention Awards
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Dividend yield	0.00%
Expected price volatility	65.00%
Risk-free interest rate	0.10%
Stock price (in dollars per share)	$ 7.42
Fair value (in dollars per share)	$ 4.51